10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period
June 1, 2003 through November 30, 2003.

Fund
Municipal Bond Fund
Security
New Jersey Economic Development Authority
Advisor
EIMCO
Transaction
 Date
7/31/2003
Cost
$5,437,500
Offering Purchase
0.834%
Broker
UBS Warburg LLC
Underwriting
Syndicate
Members
UBS Warburg LLC


Fund
Municipal Bond Fund
Security
New Jersey State Education Facilities Authority
Advisor
EIMCO
Transaction
 Date
9/24/2003
Cost
2,000,000.00
Offering Purchase
2.67%
Broker
Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Wachovia Capital Markets, LLC


Fund
Municipal Bond Fund
Security
Massachusetts State General Obligation
Advisor
EIMCO
Transaction
 Date
10/8/2003
Cost
$2,096,200
Offering Purchase
0.258%
Broker
UBS Financial Services, Inc.
Underwriting
Syndicate
Members
Lehman Brothers
J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC


Fund
Municipal Bond Fund
Security
Massachusetts Water Pollution Abatement Trust
Advisor
EIMCO
Transaction
 Date
10/10/2003
Cost
$4,000,000
Offering Purchase
1.21%
Broker
Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Lehman Brothers
UBS Financial Services, Inc.
Advest, Inc.
Wachovia Capital Markets, LLC


Fund
Municipal Bond Fund
Security
State of Connecticut
Advisor
EIMCO
Transaction
 Date
11/3/2003
Cost
$4,431,920
Offering Purchase
1.095%
Broker
Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc.


Fund
Municipal Bond Fund
Security
Tobacco Settlement Funding Corp New York
Advisor
EIMCO
Transaction
 Date
11/20/2003
Cost
$2,105,320
Offering Purchase
0.099%
Broker
J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.


Fund
Municipal Bond Fund
Security
Tobacco Settlement Funding Corp New York
Advisor
EIMCO
Transaction
 Date
11/20/2003
Cost
$2,138,280
Offering Purchase
0.099%
Broker
J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC

Fund
Short Intermediate Muni Bond Fund
Security
Tobacco Settlement Funding Corp New York
Advisor
EIMCO
Transaction
 Date
11/20/2003
Cost
$2,105,320
Offering Purchase
0.099%
Broker
J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC


Fund
High Income Municipal Bond Fund
Security
Golden State Tobacco, California State Tobacco Settlement
Advisor
EIMCO
Transaction
 Date
9/25/2003
Cost
$2,000,000
Offering Purchase
0.78%
Broker
Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Bear, Stearns & Co. Inc.
UBS Warburg LLC
First Albany Corporation
Wachovia Capital Markets, LLC

Fund
High Grade Municipal Bond Fund
Security
Tobacco Settlement Financing Corp NY
Advisor
EIMCO
Transaction
 Date
6/13/2003
Cost
4,000,000.00
Offering Purchase
1.40%
Broker
Citigroup Global Markets, Inc
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
M.R. Beal & Company
Morgan Stanley & Co.
Wachovia Securities, LLC

Fund
High Grade Municipal Bond Fund
Security
New Jersey Economic Development Authority
Advisor
EIMCO
Transaction
 Date
7/31/2003
Cost
$1,087,500
Offering Purchase
0.167%
Broker
UBS Warburg LLC
Underwriting
Syndicate
Members
UBS Warburg LLC
Citigroup Global Markets, Inc.
Bear, Stearns & Co. Inc.
Banc One Capital Markets, Inc.
Wachovia Capital Markets, LLC

Fund
High Grade Municipal Bond Fund
Security
New Jersey State Education Facilities Authority
Advisor
EIMCO
Transaction
 Date
9/24/2003
Cost
1,500,000.00
Offering Purchase
2.00%
Broker
Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
J.B. Hanauer & Co.
Wachovia Capital Markets, LLC

Fund
High Grade Municipal Bond Fund
Security
State of Connecticut
Advisor
EIMCO
Transaction
 Date
11/3/2003
Cost
$1,107,980
Offering Purchase
0.274%
Broker
Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
M.R. Beal & Company
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Advest, Inc.
Wachovia Capital Markets, LLC

Fund
High Grade Municipal Bond Fund
Security
State of Connecticut Special Tax Obligation Bonds
Advisor
EIMCO
Transaction
 Date
11/20/2003
Cost
$6,000,000
Offering Purchase
0.10%
Broker
Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Lehman Brothers
Quick & Reilly, Inc
Wachovia Capital Markets, LLC